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                                                                   EXHIBIT 4(e)
                              CERTIFICATE OF TRUST

          The undersigned, the trustees of TARGETS TRUST X, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3810, hereby certify as follows:

          (a) The name of the business trust being formed hereby (the "Trust") is "TARGETS TRUST X".

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

          Chase Manhattan Bank Delaware
          1201 Market Street
          Wilmington, Delaware  19801

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  March 10, 2000
                                        /s/ MICHAEL J. DAY
                                     -----------------------------------
                                     Michael J. Day, Regular Trustee

                                        /s/ CHARLES W. SCHARF
                                     -----------------------------------
                                     Charles W. Scharf, Regular Trustee

                                         /s/ MARK I. KLEINMAN
                                     -----------------------------------
                                     Mark I. Kleinman, Regular Trustee

                                     CHASE MANHATTAN BANK DELAWARE,
                                     as Delaware Trustee


                                     By:  /s/ DENIS KELLY
                                        -----------------------------------
                                     Name:   Denis Kelly
                                     Title:  Assistant Vice President

                                     SALOMON SMITH BARNEY HOLDINGS
                                     INC., as Sponsor

                                     By:  /s/ MICHAEL J. DAY
                                        -----------------------------------
                                     Name:  Michael J. Day